HSBC FUNDS
HSBC Frontier Markets Fund
(the “Fund”)

Supplement dated May 12, 2015
to the Prospectus and Statement of Additional Information
dated February 27, 2015

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Trust’s Prospectus dated February 27, 2015.

The Prospectus is being supplemented to reflect that there are six countries considered by HSBC Global Asset Management (UK) Limited, the Fund’s subadviser, to be cross-over markets. As a result, the following changes are being made:

The third paragraph under the “Principal Investment Strategies” section of the Fund’s summary section on page 39 is being deleted in its entirety and being replaced with the following:

HSBC Global Asset Management (UK) Limited is the Fund’s subadviser (“AMEU” or the “Subadviser”). The Subadviser’s Frontier Markets Team has identified a group of more than 30 countries that it currently considers to be frontier market countries. This includes countries that, as of February 1, 2015, are part of the Morgan Stanley Capital International (“MSCI”) Frontier Market Index classification (currently 24 countries—Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine and Vietnam), as well as the MSCI Emerging Market Index countries considered by the Subadviser to be “cross-over” markets (currently six countries—Colombia, Egypt, Peru, the Philippines, Qatar and UAE). Cross-over markets are those that are formally included in main emerging markets indices but are deemed by the subadviser to show “frontier markets” characteristics based on factors such as foreign investment restrictions, lower correlation with global markets, size of free-float adjusted market-cap, and/or other economic and political factors. The Subadviser will also invest in a number of additional countries that it deems to be frontier market countries but not currently part of the above mentioned indices (for example Georgia, Ghana, Panama, Saudi Arabia and Zimbabwe, amongst others).

The last paragraph under the “More Information About Indices” section on page 67 of the Prospectus is being deleted in its entirety and being replaced with the following:

The MSCI Select Frontier and Emerging Markets Capped Index has been developed by MSCI for the Adviser and, in terms of country constituents, is a continuation of the former customized capitalization (capped) version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index, from June 1, 2014 onwards, is a free float-adjusted market capitalization index designed to measure equity market performance in the 24 countries within the MSCI Frontier Markets Index and six small emerging market “crossover” countries (namely Colombia, Egypt, Philippines, Peru, Qatar, and UAE) that are also included within the MSCI Emerging Markets Index. Prior to June 1, 2014, the MSCI FEM Index was comprised of 30 countries, including the aforementioned 24 frontier market countries and four “crossover” countries plus Qatar and UAE.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE